LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA CONSOLIDATED BALANCE SHEETS
UNAUDITED
(IN MILLIONS)


ASSETS                                                                                December 31, 1993
                                                                       -------------------------------------------------
                                                                                                       Pro Forma
                                                                                            -----------------------------
                                                                       Historical           Adjustments             Total
                                                                       ----------           -----------             -----
Cash and cash equivalents                                                $1,333                                    $1,333

Cash and securities segregated under federal
  and other regulations                                                   1,073                                     1,073

Receivables:
  Brokers and Dealers                                                     5,059                                     5,059

  Customers                                                               2,646                                     2,646

  Other                                                                   2,693                                     2,693

Securities purchased under agreements to resell                          26,046                                    26,046

Securities borrowed                                                       4,372                                     4,372

Securities and commodities owned                                         35,699                                    35,699

Buildings, furnishings, equipment and leasehold
  improvements, at cost (net of accumulated
  depreciation and amortization of $438)                                    529                                       529

Deferred expenses and other assets                                          750                                       750

Excess of cost over fair value of net assets
  acquired (net of accumulated amortization
  of $107)                                                                  274                                       274
                                                                        -------         ---------                 -------

                                                                        $80,474                                   $80,474
                                                                        =======         =========                 =======

LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA CONSOLIDATED BALANCE SHEETS
UNAUDITED
(IN MILLIONS)

LIABILITIES AND STOCKHOLDERS' EQUITY                                                    December 31, 1993
                                                                            ----------------------------------------------
                                                                                                    Pro Forma
                                                                                           -------------------------------
                                                                            Historical         Adjustments          Total
                                                                            ----------     ------------------      -------
Commercial paper and short-term debt                                         $10,208       $(1,190) (f)             $9,018

Payables:
  Brokers and dealers                                                          1,385                                 1,385
  Customers                                                                    4,130                                 4,130
  Banks                                                                          722                                   722

Accrued liabilities and other payables                                         3,458           (60) (e)              3,398
Securities sold under agreements to repurchase                                39,191                                39,191
Securities loaned                                                              1,116                                 1,116
Securities and commodities sold but net yet purchased                          8,313                                 8,313
Term notes                                                                     7,779                                 7,779
Subordinated indebtedness                                                      2,120                                 2,120
                                                                              ------       --------                 ------

  Total liabilities                                                           78,422        (1,250)                 77,172
                                                                              ------        -------                 ------

Stockholders' equity:
  Preferred stock, $1 par value; 38,000,000 shares authorized:

    5% Cumulative Convertible Voting, Series A, 13,000,000
    shares authorized, issued and outstanding; $39.10
    liquidation preference per share                                             508                                   508

    Money Market Cumulative, 3,300 shares authorized; 250
    shares issued and outstanding; $1,000,000 liquidation
    preference per share                                                         250          (250) (a)


    Perpetual Voting Preferred                                                                 200  (b)                200

  Common stock, $.10 par value; 300,000,000 shares
    authorized; 168,235,284 shares issued and outstanding                         17                                    17

  Additional paid-in capital                                                   1,871           890  (c)              3,171
                                                                                               250  (a)
                                                                                               100  (d)
                                                                                                60  (e)
  Foreign currency translation adjustment                                       (12)                                   (12)
  Accumulated deficit                                                          (582)                                  (582)
                                                                             -------      ---------                -------
    Total stockholders' equity                                                 2,052          1,250                  3,302
                                                                             -------        -------                -------
                                                                             $80,474                               $80,474
                                                                             =======      =========                =======

LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS



At December 31, 1993

         a) Adjustment reflects the exchange of the existing $250 million of Money Market Cumulative Preferred Stock at a current rate of 9% for common equity.

         b) Adjustment reflects American Express' purchase of $200 million of newly-issued Perpetual Voting Preferred Stock at the prevailing market rate estimated to be approximately 8%.

         c) Adjustment reflects American Express' $890 million cash purchase of newly-issued Common Stock.

         d) Adjustment reflects $100 million of newly-issued Common Stock to be purchased by employees.

         e) Adjustment reflects $60 million of newly-issued Common Stock purchased by employees through an employee ownership plan established in 1993.

         f)      Adjustment reflects the net proceeds received from adjustments
                 (b), (c) and (d).

         When the number of shares of Common Stock to be issued as a result of the Current Transaction has been determined, a reclassification from additional paid in capital to common stock will be reflected equal to the number of Common Shares issued times the $.10 par value.

         On the effective date of the Current Transaction the Company will no longer be included in the consolidated U.S. income tax return of American Express. The Company does not anticipate any significant adverse tax consequences as a result of the completion of the Current Transaction.